EXHIBIT 10.1

700 Anderson Hill Road, Purchase, NY 10577

May 9, 2012

To the Lenders party the Credit Agreement referred to below

c/o Citibank, N.A. as Agent for such Lenders

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attn: Bank Loan Syndications

Fax# 212-994-0961

Copy via email sent to:

Carolyn A. Kee

Managing Director, Global Loans

Citibank Global Captial Markets, Inc.

390 Greenwich Street

New York, NY 10013

carolyn.kee@citi.com

Subject:	Four Year Credit Agreement dated as of June 14, 2011 among PepsiCo, Inc., the Lenders party thereto and Citibank, N.A. as Agent for the Lenders (the “Credit Agreement”)

Ladies and Gentleman:

Pursuant to Section 2.06(b) of the Credit Agreement, PepsiCo, Inc. hereby requests a one year extension of the Existing Termination Date from June 14, 2015 to June 14, 2016.

In addition, the Company requests that the words “the repayment of outstanding commercial paper issued by the Company and its Subsidiaries,” be deleted from the Preliminary Statement and Section 2.16 of the Credit Agreement.

Please indicate your agreement to each of the foregoing requests by signing in the space provided below and returning the signed copy to the Agent no later than May 24, 2012.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect.

Sincerely,

/s/ Maria Teresa Hilado
Maria Teresa Hilado
Senior Vice President, Finance and Treasurer

/s/ Jay Laramie
Jay Laramie
Vice President and Assistant Treasurer

By its signature below the undersigned Lender

confirms its agreement to the extension and amendments

requested above

Citibank, N.A.
Name of Lender

/s/ Carolyn Kee
Name: Carolyn Kee
Title: Vice President

By its signature below the undersigned Lender

confirms its agreement to the extension and amendments

requested above

JPMorgan Chase Bank, N.A.
Name of Lender

/s/ Tony Yung
Name: Tony Yung
Title: Executive Director

By its signature below the undersigned Lender

confirms its agreement to the extension and amendments

requested above

Bank of America, N.A.
Name of Lender

/s/ David L. Catherall
Name: David L. Catherall
Title: Director

By its signature below the undersigned Lender

confirms its agreement to the extension and amendments

requested above

Morgan Stanley Bank, N.A.
Name of Lender

/s/ Sherrese Clarke
Name: Sherrese Clarke
Title: Authorized Signatory

By its signature below the undersigned Lender

confirms its agreement to the extension and amendments

requested above

HSBC Bank USA, N.A.
Name of Lender

/s/ Thomas A. Foley
Name: Thomas A. Foley
Title: Managing Director

By its signature below the undersigned Lender

confirms its agreement to the extension and amendments

requested above

UBS Loan Finance LLC
Name of Lender

/s/ Irja R. Otsa		/s/ Mary E. Evans
Name:	Irja R. Otsa	Name:	Mary E. Evans
Title:	Associate Director	Title:	Associate Director
	Banking Products		Banking Products
	Services, US		Services, US

By its signature below the undersigned Lender

confirms its agreement to the extension and amendments

requested above

BNP Paribas
Name of Lender

/s/ Angela B. Arnold
Name: Angela B. Arnold
Title: Managing Director

/s/ Melissa Balley
Name: Melissa Balley
Title: Vice President

By its signature below the undersigned Lender

confirms its agreement to the extension and amendments

requested above

THE ROYAL BANK OF SCOTLAND PLC
Name of Lender

/s/ Michaela V. Galluzzo
Name: Michaela V. Galluzzo
Title: Director

By its signature below the undersigned Lender

confirms its agreement to the extension and amendments

requested above

DEUTSCHE BANK AG NEW YORK BRANCH
Name of Lender

/s/ Ming K. Chu	/s/ Heidi Sandquist
Name: MING K. CHU	Name: HEIDI SANDQUIST
Title: VICE PRESIDENT	Title: DIRECTOR

By its signature below the undersigned Lender

confirms its agreement to the extension and amendments

requested above

Banco Bilbao Vizcaya Argentaria S.A.
Name of Lender

/s/ Adriana Alaix	/s/ Matias Cruces
Name: Adriana Alaix	Name: Matias Cruces
Title: Vice President	Title: Executive Director

By its signature below the undersigned Lender

confirms its agreement to the extension and amendments

requested above

GOLDMAN SACHS BANK USA
Name of Lender

/s/ Mark Walton
Name: MARK WALTON
Title: AUTHORIZED SIGNATORY

By its signature below the undersigned Lender

confirms its agreement to the extension and amendments

requested above

Australia and New Zealand Banking Group Limited
Name of Lender

/s/ Robert Grillo
Name: Robert Grillo
Title: Director

By its signature below the undersigned Lender

confirms its agreement to the extension and amendments

requested above

Mizuho Corporate Bank (USA)
Name of Lender

/s/ Noel Purcell
Name: Noel Purcell
Title: Senior Vice President

By its signature below the undersigned Lender

confirms its agreement to the extension and amendments

requested above

TORONTO DOMINION (NEW YORK) LLC
Name of Lender

/s/ Bebi Yasin
Name: BEBI YASIN
Title: AUTHORIZED SIGNATORY

By its signature below the undersigned Lender

confirms its agreement to the extension and amendments

requested above

THE BANK OF NEW YORK MELLON
Name of Lender

/s/ Donald G. Cassidy, Jr.
Name: DONALD G. CASSIDY, JR.
Title: MANAGING DIRECTOR

By its signature below the undersigned Lender

confirms its agreement to the extension and amendments

requested above

US BANK, NATIONAL ASSOCIATION
Name of Lender

/s/ Steven L. Sawyer
Name: Steven L. Sawyer
Title: Vice President

By its signature below the undersigned Lender

confirms its agreement to the extension and amendments

requested above

PNC Bank, National Association
Name of Lender

/s/ Michael A. Richards
Name: Michael A. Richards
Title:	Senior Vice President PNC Bank, National Association

By its signature below the undersigned Lender

confirms its agreement to the extension and amendments

requested above

THE NORTHERN TRUST COMPANY
Name of Lender

/s/ Daniel J. Boote
Name: Daniel J. Boote
Title: Senior Vice President

By its signature below the undersigned Lender

confirms its agreement to the extension and amendments

requested above

SOCIETE GENERALE
Name of Lender

/s/ Kimberly Metzger
Name: Kimberly Metzger
Title: Director

By its signature below the undersigned Lender

confirms its agreement to the extension and amendments

requested above

Barclays Bank PLC
Name of Lender

/s/ Michael Mozer
Name: Michael Mozer
Title: Vice President

By its signature below the undersigned Lender

confirms its agreement to the extension and amendments

requested above

Bank of China, New York Branch
Name of Lender

/s/ Haifeng Xu
Name: Haifeng Xu
Title: Assistant General Manager